QUAKER® INVESTMENT TRUST (the “Trust”)

Supplement dated February 15, 2011
To the Statement of Additional Information (“SAI”) Dated October 28, 2010

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the SAI.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective immediately, the following replaces text found on page 52 of the Trust’s SAI, in the section entitled “SALES CHARGE REDUCTIONS AND WAIVERS” under the heading “Waivers of Front-End Sales Charges.”

Waivers of Front-End Sales Charges.  Class A Shares Front-End Sales Charge Waivers.  Front-end sales charges will not apply to purchases of Class A Shares by or through:

(1)	Employees and employee related accounts of the Adviser and Sub-advisers, Trustees and affiliated persons of the Trust.

(2)	Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.

(3)	Qualified retirement plan that places either: (i) 100 or more participants; or (ii) $300,000 or more of combined participants’ initial assets into the Funds, in the aggregate.

(4)	Fee-based trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

(5)
Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

(6)
Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

(7)	Insurance company separate accounts.

(8)	Reinvestment of capital gains distributions and dividends.

(9)
College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Quasar or any of its affiliates to perform advisory or administrative services.

(10)	Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.

(11)	Certain tax qualified plans of administrators who have entered into a service agreement with Quasar or the Fund.

(12)	Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.

QKSAISC 022011